EXHIBIT 99.8
August 23, 2007
Citibank, N.A.
Confirmations Unit
333 West 34th, 2nd Floor
New York, NY 10001, USA
Tel: (212) 615-8981
Fax: (212) 615-8985
          RE: Confirmation of Primary Swap Relating to the Class A-4b Notes
          Transaction Reference Number: M074710
Dear Ladies and Gentlemen:
     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the “Primary Swap”) entered into between Citibank, N.A. (the “Counterparty”) and Capital Auto Receivables Asset Trust 2007-2 (the “Trust”) as of the Trade Date listed below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Primary ISDA Agreement specified below.
1.	The definitions and provisions contained in the 2006 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of August 23, 2007. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the “Primary ISDA Agreement”).

This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

The Counterparty and the Trust acknowledge that this Transaction relates to the Class A-4b Floating Rate Asset Backed Notes (the “Notes” or “Reference Notes”) issued by the Trust for value pursuant to and subject to the Indenture.

Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

All references to “dollars” or to “$” shall be references to amounts in United States Dollars.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction: Interest Rate Swap.

Notional Amount: $60,000,000.00 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by GMAC to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

Trade Date: August 15, 2007.

Effective Date: August 23, 2007.

Termination Date: The earlier of the close of business on (i) the Final Scheduled Distribution Date, and (ii) the Fixed Rate Payer Payment Date on which the Notional Amount is reduced to zero, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:
Fixed Rate Payer: The Trust.
Fixed Rate Payer Period End Dates: The 15th calendar day of each month, commencing September 15, 2007 to and including the Termination Date, in each case, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Date: With respect to each Calculation Period, the day that is one Business Day prior to the first Distribution Date to occur following the last day of such Calculation Period.
Fixed Rate: 5.396%.
Fixed Rate Day Count Fraction: 30/360.
Floating Amounts:
Floating Rate Payer: The Counterparty.
Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End Date.
Floating Rate Payer Payment Dates: Each Fixed Rate Payer Payment Date.
Reset Dates: With respect to each Calculation Period, the first day of such Calculation Period.
Floating Rate Option: LIBOR (as defined in Exhibit A hereto).
Spread: Plus 40 Basis Points.
Floating Rate Day Count Fraction: Actual/360.
Compounding: Inapplicable.
Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

Calculation Agent: GMAC LLC, as agent for and on behalf of the Trust.

Default Rate: For any United States Dollar payments, the rate determined under the option entitled “USD Federal Funds H.15” plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3.	Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

2

In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the “Calculation Statement”) setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4.	Credit Downgrade: In the event that the Joint Probability is reduced below “AA-” in the case of S&P or “Aa3” in the case of Moody’s, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:
(1) (x) obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a reasonable basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an S&P Joint Probability of at least “AA-” and a Moody’s Joint Probability of at least “Aa3,” except that such Substitute Swap Provider shall thenceforth be the “Counterparty” hereunder; or (y) replace, with the consent of the then-current Offsetting Counterparty, the swap transaction with the then-current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then-current Offsetting Counterparty (such replacement or intermediary being the “Replacement Offsetting Counterparty”), in either case on terms approved by Moody’s and S&P; or
(2) post collateral pursuant to the ISDA Credit Support Annex (“CSA”) hereto (which is not subject to the Rating Agency Condition), obtain an Eligible Guarantee; or
(3) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.
Notwithstanding the foregoing, in the event that the Joint Probability is reduced below “A-” in the case of S&P, or “A3” in the case of Moody’s, then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Offsetting Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in an S&P Joint Probability of at least “AA-” and a Moody’s Joint Probability of at least “Aa3,” except that such Substitute Swap Provider shall thenceforth be the “Counterparty” hereunder.

Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

3

In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Noteholders, within ten (10) Business Days following the date of expiry of the thirty (30) day period after the date of the reduction (unless, within thirty (30) days of such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.	Account Details:
Payments to Fixed Rate Payer:
ABA No.: [On file]
For credit to GLA: [On file]
For final credit to: [On file]
Ref: CARAT 2007-2
Attn:
Payments to Floating Rate Payer:
ABA : [On file]
Account Number: [On file]
SWIFT Code: [On file]
Transaction Ref.:
6.	Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty’s rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.
7.	Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.
8.	To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.
*       *       *       *

4

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CAPITAL AUTO RECEIVABLES ASSET
TRUST 2007-2

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

By	/S/ Jenna Kaufman

Name:	Jenna Kaufman
Title:	Attorney-in-fact

By:	/S/ Aranka R. Paul

Name:	Aranka R. Paul
Title:	Attorney-in-fact

Accepted and confirmed as
of the date first written above:

CITIBANK, N.A.

By:	/S/ Frank A. Liciardello

Name:	Frank A. Liciardello
Title:	Authorized Signatory

Acknowledged and agreed as of the date first written above:

GMAC LLC, solely as Calculation Agent

By:	/S/ K. R. Rice

Name:	K. R. Rice
Title:	Senior Manager — U.S. Securitization
Senior Manager — U.S. Securitization
Primary Confirmation Class A-4B Notes

EXHIBIT A
     The following terms shall have the following meanings in this Confirmation:
     “Calculation Period”: means, with respect to each party hereunder, each period from, and including one Period End Date of that party to, but excluding, the next following Period End Date of that party during the Term of the Swap Transaction, except that the initial Calculation Period for that party will commence on, and include, the Effective Date.
     “Depositor”: Capital Auto Receivables LLC, which has executed the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Servicing Agreement.
     “Determination Date”: the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.
     “Distribution Date”: the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing September 15, 2007.
     “Indenture”: the Indenture, dated as of the date hereof between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.
     “Indenture Trustee”: The Bank of New York Trust Company, N.A., not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.
     “LIBOR”: means for any Calculation Period with respect to each Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date (or, in the case of the initial Floating Rate Payer Payment Date, two LIBOR Business Days prior to the Closing Date). If the rate does not appear on that date on the Reuters Screen LIBOR01 Page (or any other page as may replace that page on that service, or if that service is no longer offered, any other service commonly used in the interbank market for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Depositor), then LIBOR will be the Reference Bank Rate.
     “LIBOR Business Day”: any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.
     “Other Securities”: Class A-PT, Class A-1a Notes, Class A-1b Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4a Notes, Class B Notes, Class C Notes and Class D Notes issued by the Trust.
     “Period End Date”: means the Fixed Rate Payer Period End Date or the Floating Rate Payer Period End Date.
     “Reference Bank Rate”: means for any Calculation Period for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by

Exh. A-1

the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.
     “Reference Note Balance”: as of the Effective Date, $60,000,000.00 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.
     “Trust Sale and Servicing Agreement”: the Trust Sale and Servicing Agreement, dated as of the date hereof among the Depositor, GMAC LLC, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.

Exh. A-2

EXHIBIT B
     “Contingent Party”: the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.
     “DBRS”: Dominion Bond Rating Service, Inc. or any successor thereto.
     “Fallback Swap Transaction”: the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Class A-4b Floating Rate Asset Backed Notes.
     “Joint Probability”: “Joint Probability”: the Moody’s Joint Probability or the S&P Joint Probability, as applicable.
     “Moody’s”: Moody’s Investors Service, Inc. and its successors.
     “Moody’s Joint Probability”: means the joint probability determined by Moody’s of the long term likelihood of payment under this interest rate swap transaction determined by locating the intersection of the long term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed “Implied Joint Support Rating for Medium Correlation Case” (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed “Implied Joint Support Rating for Low Correlation Case” or the table headed “Implied Joint Support Rating for High Correlation Case” if so specified by Moody’s within five days after Moody’s has received notice of a potential pairing of a Primary Party with a Contingent Party).
IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE
            Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aa1
Aa3	Aaa	Aaa	Aa1	Aa2
A1	Aaa	Aaa	Aa1	Aa2	Aa3
A2	Aaa	Aaa	Aa1	Aa2	Aa3	A1
A3	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2
Baa1	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3
Baa2	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1
Baa3	Aaa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2
Ba1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1
Ba2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2
Ba3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3
B1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1
B2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2
B3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa

Exh. B-1

IMPLIED JOINT SUPPORT RATING FOR MEDIUM CORRELATION CASE
Rating of the Higher Rated Party
               Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aa1
Aa3	Aaa	Aaa	Aa1	Aa1
A1	Aaa	Aaa	Aa1	Aa1	Aa1
A2	Aaa	Aaa	Aa1	Aa1	Aa2	Aa2
A3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa2	Aa3
Baa1	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2
Baa2	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3
Baa3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa2
Ba1	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3
Ba2	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Ba1	Ba1
Ba3	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa3	Ba1	Ba1	Ba2
B1	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1
B2	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2
B3	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
IMPLIED JOINT SUPPORT RATING FOR LOW CORRELATION CASE
Rating of the Higher Rated Party
               Rating of the Lower Rated Party

	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa
Aaa	Aaa
Aa1	Aaa	Aaa
Aa2	Aaa	Aaa	Aaa
Aa3	Aaa	Aaa	Aaa	Aaa
A1	Aaa	Aaa	Aaa	Aaa	Aaa
A2	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1
A3	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa2
Baa1	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa3	Aa3
Baa2	Aaa	Aaa	Aaa	Aaa	Aaa	Aa1	Aa3	A1	A1
Baa3	Aaa	Aaa	Aaa	Aaa	Aa1	Aa1	Aa3	A1	A1	Baa1
Ba1	Aaa	Aaa	Aaa	Aa1	Aa1	Aa2	A1	A1	A2	Baa1	Baa3
Ba2	Aaa	Aaa	Aa1	Aa1	Aa1	Aa2	A1	A1	A2	Baa2	Baa3	Ba1
Ba3	Aaa	Aaa	Aa1	Aa1	Aa2	Aa3	A1	A2	A3	Baa2	Baa3	Ba1	Ba2
B1	Aaa	Aa1	Aa1	Aa2	Aa3	Aa3	A1	A3	Baa1	Baa2	Ba1	Ba1	Ba2	Ba3
B2	Aaa	Aa1	Aa2	Aa2	Aa3	A1	A2	A3	Baa1	Baa3	Ba1	Ba1	Ba3	Ba3	B1
B3	Aaa	Aa1	Aa2	Aa3	A1	A1	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B1	B3
Caa	Aaa	Aa1	Aa2	Aa3	A1	A2	A3	Baa1	Baa2	Baa3	Ba1	Ba2	Ba3	B1	B2	B3	Caa

Exh. B-2

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section 2.02 of the Triparty Agreement, then the term “Moody’s Joint Probability” shall refer to the Offsetting Counterparty’s long term senior unsecured credit rating assigned by Moody’s (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).
     “Offsetting Counterparty”: means GMAC LLC or any successor thereto (“GMAC”) under the Fallback Swap Transaction entered into between the Trust and GMAC.
     “Primary Party”: the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.
     "Rating Agency”: each of DBRS, Moody’s and S&P.
     "S&P”: Standard & Poor’s Ratings Services and its successors.
     “S&P Joint Probability” means the joint probability determined by S&P of the long term likelihood of payment under the rate swap transaction determined by locating the intersection of the Primary Party’s long term senior unsecured debt rating and the Contingent Party’s long term senior unsecured debt rating in the table below headed “Medium Correlation Reference Table” (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed “Low Correlation Reference Table” or the table headed “High Correlation Reference Table” if so specified by S&P within five days after S&P has received notice of a potential pairing of a Primary Party with a Contingent Party).
IMPLIED JOINT SUPPORT RATING
High Correlation Reference Table

	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D
AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA
AA+	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+
AA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
AA-	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
A+	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA-	AA-	A+	A+	A+	A+	A+	A+	A+	A+	A+
A	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA-	A+	A+	A	A	A	A	A	A	A	A
A-	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA	AA-	A+	A	A	A-	A-	A-	A-	A-	A-	A-	A-
BBB+	AAA	AAA	AA+	AA+	AA+	AA	AA	AA-	A+	A	A-	A-	A-	BBB+	BBB+	BBB+	BBB+	BBB+	BBB+	BBB+
BBB	AAA	AA+	AA+	AA+	AA	AA	AA-	A+	A	A-	A-	BBB+	BBB+	BBB+	BBB	BBB	BBB	BBB	BBB	BBB
BBB-	AAA	AA+	AA	AA	AA-	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB	BBB	BBB-	BBB-	BBB-	BBB-	BBB-
BB+	AAA	AA+	AA	AA-	AA-	A+	A	A-	A-	BBB+	BBB+	BBB	BBB	BBB	BBB-	BBB-	BB+	BB+	BB+	BB+
BB	AAA	AA+	AA	AA-	A+	A+	A	A-	BBB+	BBB	BBB	BBB	BBB-	BBB-	BBB-	BB+	BB	BB	BB	BB
BB-	AAA	AA+	AA	AA-	A+	A	A-	A-	BBB+	BBB	BBB	BBB-	BBB-	BB+	BB+	BB	BB	BB-	BB-	BB-
B+	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB-	BB+	BB+	BB	BB	BB-	B+	B+	B+
B	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB	BBB-	BBB-	BB+	BB	BB	BB-	B+	B+	B	B
B-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BBB-	BB+	BB	BB	BB-	B+	B	B	B-	B-
CCC+	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB	BB-	B+	B	B-	B-	CCC+	CCC+
CCC	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B+	B	B-	CCC+	CCC+	CCC
CCC-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC+	CCC	CCC-
D	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D

Exh. B-3

Medium Correlation Reference Table

	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D
AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA
AA+	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+
AA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
AA-	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
A+	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA-	AA-	A+	A+	A+	A+	A+	A+	A+	A+
A	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA-	AA-	A+	A+	A	A	A	A	A	A	A
A-	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA	AA-	A+	A	A	A-	A-	A-	A-	A-	A-	A-
BBB+	AAA	AAA	AAA	AA+	AA+	AA+	AA+	AA	AA-	A+	A	A-	A-	A-	BBB+	BBB+	BBB+	BBB+	BBB+	BBB+
BBB	AAA	AAA	AA+	AA+	AA+	AA	AA	AA-	A+	A	A-	A-	BBB+	BBB+	BBB+	BBB	BBB	BBB	BBB	BBB
BBB-	AAA	AA+	AA+	AA	AA	AA-	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB	BBB	BBB-	BBB-	BBB-	BBB-
BB+	AAA	AA+	AA	AA	AA-	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB	BBB-	BBB-	BBB-	BB+	BB+	BB+
BB	AAA	AA+	AA	AA-	AA-	A+	A	A-	A-	BBB+	BBB	BBB	BBB	BBB-	BBB-	BB+	BB+	BB	BB	BB
BB-	AAA	AA+	AA	AA-	A+	A+	A	A-	BBB+	BBB	BBB	BBB	BBB-	BBB-	BB+	BB	BB	BB-	BB-	BB-
B+	AAA	AA+	AA	AA-	A+	A	A-	A-	BBB+	BBB	BBB	BBB-	BBB-	BB+	BB	BB	BB-	BB-	B+	B+
B	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB-	BBB-	BB+	BB	BB	BB-	B+	B+	B	B
B-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB	BBB-	BB+	BB	BB	BB-	B+	B	B	B-	B-
CCC+	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BBB-	BB+	BB	BB-	B+	B	B-	B-	CCC+	CCC+
CCC	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	BB-	B+	B	B-	CCC+	CCC+	CCC
CCC-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC+	CCC	CCC-
D	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D
Low Correlation Reference Table

	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D
AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA
AA+	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+	AA+
AA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA
AA-	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA-	AA-	AA-	AA-	AA-	AA-	AA-
A+	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA	AA	AA	AA-	AA-	A+	A+	A+	A+	A+	A+
A	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA	AA-	AA-	A+	A	A	A	A	A	A
A-	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA	AA-	A+	A+	A	A	A-	A-	A-	A-	A-
BBB+	AAA	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA	A+	A+	A	A-	A-	A-	BBB+	BBB+	BBB+	BBB+	BBB+
BBB	AAA	AAA	AAA	AAA	AA+	AA+	AA+	AA	AA-	A	A	A-	A-	BBB+	BBB+	BBB+	BBB	BBB	BBB	BBB
BBB-	AAA	AAA	AA+	AA+	AA	AA	AA	A+	A	A-	A-	BBB+	BBB+	BBB	BBB	BBB	BBB-	BBB-	BBB-	BBB-
BB+	AAA	AAA	AA+	AA+	AA	AA	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB	BBB-	BBB-	BB+	BB+	BB+
BB	AAA	AA+	AA+	AA	AA	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB	BBB	BBB-	BBB-	BB+	BB	BB	BB
BB-	AAA	AA+	AA	AA	AA-	AA-	A+	A-	A-	BBB+	BBB	BBB	BBB-	BBB-	BB+	BB+	BB	BB	BB-	BB-
B+	AAA	AA+	AA	AA-	AA-	A+	A	A-	BBB+	BBB	BBB	BBB	BBB-	BB+	BB+	BB	BB-	BB-	B+	B+
B	AAA	AA+	AA	AA-	A+	A	A	A-	BBB+	BBB	BBB	BBB-	BB+	BB+	BB	BB-	B+	B+	B	B
B-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB+	BBB	BBB-	BBB-	BB+	BB	BB-	BB-	B	B	B-	B-
CCC+	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BBB-	BB+	BB	BB-	B+	B	B-	B-	CCC+	CCC+
CCC	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB	BB-	B+	B	B-	CCC+	CCC+	CCC
CCC-	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC+	CCC	CCC-
D	AAA	AA+	AA	AA-	A+	A	A-	BBB+	BBB	BBB-	BB+	BB	BB-	B+	B	B-	CCC+	CCC	CCC-	D

Exh. B-1

Notwithstanding the foregoing, (i) in the event that the long term senior unsecured debt rating of either the Primary Party or the Contingent Party is rated below A+ by S&P, then the S&P Joint Probability shall be the higher of the then current long term senior unsecured debt rating of the Primary Party and the Contingent Party and (ii) in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section 2.02 of the Triparty Agreement, then the term “S&P Joint Probability” shall refer to the Offsetting Counterparty’s long term senior unsecured credit rating assigned by S&P (and, for the avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).
     “Triparty Agreement”: the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.

B-2